UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                           the Securities Act of 1934


  Date of Report (Date of earliest event reported): November 15, 2007


       GEODYNE INSTITUTIONAL/PENSION ENERGY INCOME P-1 LIMITED PARTNERSHIP GEODYNE INSTITUTIONAL/PENSION ENERGY INCOME LIMITED PARTNERSHIP P-3 GEODYNE INSTITUTIONAL/PENSION ENERGY INCOME LIMITED PARTNERSHIP P-4 GEODYNE INSTITUTIONAL/PENSION ENERGY INCOME LIMITED PARTNERSHIP P-5 GEODYNE INSTITUTIONAL/PENSION ENERGY INCOME LIMITED PARTNERSHIP P-6
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             (Exact name of Registrant as specified in its Charter)

                        P-1: 0-17800            P-1: 73-1330245
                        P-3: 0-18306            P-3: 73-1336573
    P-1:  Texas         P-4: 0-18308            P-4: 73-1341929
   P-3 through P6:      P-5: 0-18637            P-5: 73-1353774
     Oklahoma           P-6: 0-18937            P-6: 73-1357375
  ----------------    ----------------        -------------------
  (State or other        (Commission           (I.R.S. Employer
   jurisdiction of       File Number)         Identification No.)
   incorporation)

                     Two West Second Street, Tulsa, Oklahoma 74103
            ----------------------------------------------------------------
                  (Address of principal executive offices) (Zip Code)

  Registrant's telephone number, including area code: (918) 583-1791

  Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

      [   ] Written  communications  pursuant to Rule 425 under the Securities
            Act (17 CFR 230.425)
      [   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
            (17 CFR 240.14a-12)
      [   ] Pre-commencement  communications  pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
      [   ] Pre-commencement  communications  pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.01.  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

     As described in the Current Report on Form 8-K dated November 15, 2007, the Geodyne Institutional/Pension Energy Income P-1 Limited Partnership, Geodyne Institutional/Pension Energy Income Limited Partnership P-3, Geodyne
Institutional/Pension   Energy   Income   Limited   Partnership   P-4,   Geodyne
Institutional/Pension Energy Income Limited Partnership P-5, and Geodyne Institutional/Pension Energy Income Limited Partnership P-6 (the "Partnerships") sold their interests in a number of producing properties to independent third parties at The Oil and Gas Clearinghouse auction in Houston, Texas on November 14 and 15, 2007. The East Criner Bromide Sand Unit failed to attain the minimum bid set forth at auction, but was sold to the high bidder, Sheridan Holding Company I, LLC, on November 30, 2007, following additional negotiations. The P-1, P-3, and P-4 Partnerships owned an interest in this unit.

     As disclosed in the Form 8-K dated November 15, 2007 and filed on November 21, 2007, Samson Resources Company, an affiliate of the General Partner, purchased properties through the competitive bidding process at the auction from the P-1, P-3, P-5, and P-6 Partnerships for total net proceeds of approximately $5,000, $6,000, $350,000, and $432,000, respectively.

     The combined net proceeds from the November 14 and 15, 2007 auction, including sales to affiliated entities, and the sale of the P-1, P-3, and P-4 Partnerships' interests in the East Criner Bromide Sand Unit are shown below:

                                       Reserves
       Number                           Sold as        Reserve
         of    Location    Number     of 12/31/06       Value
        Wells     of         of       Oil     Gas       Sold        Net
P/ship  Sold  Properties Purchasers (Bbls)   (Mcf)    12/31/06    Proceeds
------ ------ ---------- ---------- ------  -------  ----------  ----------
  P-1     7   Oklahoma       3      2,360    22,454   $105,284   $  156,000

  P-3    10   Oklahoma       4      4,681    41,722    204,260      304,000

  P-4     6   Oklahoma       2      4,227    33,051    181,706      286,000

  P-5   213   Oklahoma      31        460   230,645    519,637    1,502,000

  P-6   213   Oklahoma      31        232   218,767    461,946      873,000



The transactions are subject to standard auction closing conditions.

     The proceeds from the sales, less transaction costs, will be included in the February 15, 2008 cash distributions paid by the Partnerships.

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


     This sale was in conjunction with the Partnerships' scheduled termination on December 31, 2007. All of the Partnerships' properties will be sold as part of the liquidation process. It is anticipated that auction sales will continue through at least early 2008.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

     The pro forma  financial  information  that would be  required  pursuant to
Article 11 of Regulation S-X will be filed by amendment to this Form 8-K on or before December 6, 2007.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 GEODYNE INSTITUTIONAL/PENSION ENERGY INCOME
                                    P-1 LIMITED PARTNERSHIP
                                 GEODYNE INSTITUTIONAL/PENSION ENERGY INCOME
                                    LIMITED PARTNERSHIP P-3
                                 GEODYNE INSTITUTIONAL/PENSION ENERGY INCOME
                                    LIMITED PARTNERSHIP P-4
                                 GEODYNE INSTITUTIONAL/PENSION ENERGY INCOME
                                    LIMITED PARTNERSHIP P-5
                                 GEODYNE INSTITUTIONAL/PENSION ENERGY INCOME
                                    LIMITED PARTNERSHIP P-6

                                 By:  GEODYNE RESOURCES, INC.
                                      General Partner

                                      //s// Dennis R. Neill
                                    -----------------------------
                                    Dennis R. Neill
                                    President

DATE: December 4, 2007


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